UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2015

Accenture Holdings plc

(Exact name of Registrant as specified in its charter)

Ireland		98-1254718
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Grand Canal Square,

Grand Canal Harbour,

Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: (353) (1) 646-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 26, 2015 (the “Merger Date”), Accenture SCA, a Luxembourg partnership limited by shares and direct subsidiary of Accenture plc, and Accenture Holdings plc, an Irish company and direct subsidiary of Accenture plc (“Accenture Holdings”), completed the previously announced merger (the “Merger”) pursuant to the common draft terms of merger dated May 18, 2015, in which Accenture SCA was merged with and into Accenture Holdings, with Accenture Holdings as the surviving entity and Accenture SCA was dissolved without going into liquidation. In connection with the Merger, by operation of law, contracts, agreements and instruments to which Accenture SCA was a party are construed and have effect as if Accenture Holdings had been a party thereto instead of Accenture SCA, and Accenture Holdings has the same rights and is subject to the same obligations to which Accenture SCA was subject under such contracts, agreements and instruments.

Item 3.02	Unregistered Sales of Equity Securities.

On the Merger Date, pursuant to the Merger, each holder of Class I common shares (each, a “Class I Common Shareholder”) of Accenture SCA (other than Accenture SCA itself) received one ordinary share of Accenture Holdings with a nominal value of €0.000001 per share in exchange for every Class I common share of Accenture SCA held by such holder immediately before the Merger. Holders of Accenture Holdings ordinary shares, other than Accenture plc and any of Accenture Holdings’ subsidiaries, continue to hold the same number of Class X ordinary shares of Accenture plc held prior to the Merger Date entitling them to vote, along with holders of Class A ordinary shares of Accenture plc, on matters submitted to a vote of Accenture plc shareholders.

In connection with the Merger, Accenture Holdings issued a total of 1,020,207,101 ordinary shares to Class I Common Shareholders (other than Accenture SCA itself) immediately before the effective time of the Merger. As part of the substantive application brought by Accenture Holdings and Accenture SCA for a final order approving the Merger, the High Court of Ireland (the “Irish High Court”) held a hearing at which all Class I Common Shareholders had a right to appear and of which adequate notice had been given and at which the Irish High Court approved the fairness to Class I Common Shareholders of the terms and conditions (both procedurally and substantively) of the Merger. Accenture Holdings’ issuance of ordinary shares in connection with the Merger was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 3(a)(10) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under Items 5.03 and 8.01 is incorporated by reference herein.

Item 5.01	Change in Control of Registrant.

The description of the Merger under Item 8.01 is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Merger Date, in connection with and effective upon completion of the Merger, the rights of shareholders of Accenture Holdings will be governed by its memorandum and articles of association and deed poll executed by Accenture Holdings for the benefit of its shareholders. The summary of the material terms of the memorandum and articles of association and deed poll, and the comparison of the rights of shareholders under those documents as compared to Accenture SCA’s governance documents described under the sections “Description of Ordinary Share Capital of Accenture Holdings” and “Comparison of Rights of Shareholders and Governance” in Accenture SCA’s definitive information statement filed with the Securities and Exchange Commission on May 18, 2015 (the “Information Statement”), are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The complete text of the memorandum and articles of association and deed poll of Accenture Holdings is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the memorandum and articles of association and deed poll of Accenture Holdings is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01	Other Events.

The Merger

In connection with the Merger, by operation of law, (i) all of the assets and liabilities of Accenture SCA were transferred to Accenture Holdings, (ii) each Class I Common Shareholder (other than Accenture SCA itself) received one ordinary share of Accenture Holdings in exchange for every Class I common share held by such holder immediately before the Merger, (iii) all legal proceedings pending by or against Accenture SCA are continued with the substitution, for Accenture SCA, of Accenture Holdings as a party, and (iv) contracts, agreements and instruments to which Accenture SCA was a party are construed and have effect as if Accenture Holdings had been a party thereto instead of Accenture SCA, and Accenture Holdings has the same rights and is subject to the same obligations to which Accenture SCA was subject under such contracts, agreements and instruments. Therefore, as a result of the Merger, holders of Class I common shares of Accenture SCA became holders of ordinary shares of Accenture Holdings, and Accenture SCA ceased to exist.

Prior to the Merger, the Class I common shares of Accenture SCA were registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Merger, all of the Class I common shares were cancelled and holders thereof (other than Accenture SCA itself) received ordinary shares of Accenture Holdings on a one-for-one basis. Accordingly, Accenture SCA intends to file a Form 15 with the Securities and Exchange Commission to terminate the registration of the Class I common shares of Accenture SCA and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, Accenture Holdings’ ordinary shares are deemed registered under Section 12(g) of the Exchange Act.

Description of Accenture Holdings Ordinary Share Capital

The description of Accenture Holdings’ share capital is set forth under the heading “Description of Ordinary Share Capital of Accenture Holdings” in the Information Statement, which description is filed herewith as Exhibit 99.1 and is incorporated by reference herein. The description of Accenture Holdings’ share capital is not complete and is subject to the complete text of Accenture Holdings’ memorandum and articles of association and deed poll, which is incorporated by reference to Exhibit 3.1 to this Current Report on Form 8-K. We encourage you to read this document carefully.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Memorandum and Articles of Association and Deed Poll of Accenture Holdings plc

3.2	Certificate of Incorporation of Accenture Holdings plc

3.3	Certificate of Incorporation on Change of Name to Accenture Holdings plc

10.1	Form of Indemnification Agreement, between Accenture Holdings plc, Accenture LLP and the indemnitee party thereto

99.1	The section entitled “Description of Ordinary Share Capital of Accenture Holdings” of the Definitive Information Statement of Accenture SCA, dated May 18, 2015 (incorporated by reference to Accenture SCA’s Definitive Information Statement on Schedule 14C filed on May 18, 2015 (File No. 000-49713))

99.2	The section entitled “Comparison of Rights of Shareholders and Governance” of the Definitive Information Statement of Accenture SCA, dated May 18, 2015 (incorporated by reference to Accenture SCA’s Definitive Information Statement on Schedule 14C filed on May 18, 2015 (File No. 000-49713))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2015	ACCENTURE HOLDINGS PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Memorandum and Articles of Association and Deed Poll of Accenture Holdings plc

3.2	Certificate of Incorporation of Accenture Holdings plc

3.3	Certificate of Incorporation on Change of Name to Accenture Holdings plc

10.1	Form of Indemnification Agreement, between Accenture Holdings plc, Accenture LLP and the indemnitee party thereto

99.1	The section entitled “Description of Ordinary Share Capital of Accenture Holdings” of the Definitive Information Statement of Accenture SCA, dated May 18, 2015 (incorporated by reference to Accenture SCA’s Definitive Information Statement on Schedule 14C filed on May 18, 2015 (File No. 000-49713))

99.2	The section entitled “Comparison of Rights of Shareholders and Governance” of the Definitive Information Statement of Accenture SCA, dated May 18, 2015 (incorporated by reference to Accenture SCA’s Definitive Information Statement on Schedule 14C filed on May 18, 2015 (File No. 000-49713))